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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 23, 2005


                     MACQUARIE INFRASTRUCTURE COMPANY TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                                20-6196808
-------------------------------                              -------------------
(State or other jurisdiction of                                 (IRS Employer
       incorporation)                                        Identification No.)


600 Fifth Avenue, 21st Floor, New York, New York                        10020
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   (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (212) 548-6538


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                      MACQUARIE INFRASTRUCTURE COMPANY LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                              43-2052503
-------------------------------                              -------------------
(State or other jurisdiction of                                 (IRS Employer
        incorporation)                                       Identification No.)


600 Fifth Avenue, 21st Floor, New York, New York                        10020
------------------------------------------------                     ----------
   (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (212) 548-6538



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 23, 2005, the Registrant announced its earnings for fiscal year ended December 31, 2004. A copy of the related press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         All the foregoing information, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.


EXHIBIT NO.                              DESCRIPTION
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  99.1            Press Release dated March 23, 2005, issued by the Registrant.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MACQUARIE INFRASTRUCTURE COMPANY TRUST


Date  March 23, 2005                     By: /s/ Peter Stokes
                                             --------------------------
                                             Name:  Peter Stokes
                                             Title: Trustee
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MACQUARIE INFRASTRUCTURE COMPANY LLC


Date  March 23, 2005                     By: /s/ Peter Stokes
                                             --------------------------
                                             Name:  Peter Stokes
                                             Title: Chief Executive Officer